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                [LOGO OF MENTOR INVESTMENT GROUP APPEARS HERE]

                                 MENTOR FUNDS

                       SUPPLEMENT TO CLASS A & B SHARES
                      PROSPECTUS DATED DECEMBER 15, 1998

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                                 SPECIAL OFFER
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      For the period July 19, 1999 through August 17, 1999 (unless terminated sooner as described below) (the "Offering Period"), Mentor Distributors, LLC ("Mentor Distributors"), the principal underwriter for the Mentor Funds will waive the front-end sales charge on purchases of Class A shares of Mentor Growth Portfolio, Mentor Capital Growth Portfolio, and Mentor Balanced Portfolio (the "Portfolios"). In addition, Evergreen Distributor, Inc. will waive the front-end sales charge on purchases of Class A shares of Evergreen Global Leaders Fund, Evergreen Omega Fund, Evergreen Blue Chip Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, and Evergreen Tax Strategic Foundation Fund (the "Evergreen Funds") during the Offering Period. Purchases of Class A shares during the Offering Period will be at net asset value.

      Class A shares of the Portfolios purchased during the Offering Period will be subject to a contingent deferred sales charge ("CDSC") according to the following schedule:

      Time Held                                                            CDSC
      ---------                                                            ----
      12 months or less*.................................................. 2.00%
      More than 12 but less than 24 months*............................... 1.00%
      Thereafter..........................................................    0%

     --------
     * Time periods are calculated beginning with the first day of the calendar month following the month in which the purchase is made.

      The CDSC will apply to the lesser of the net asset value of the shares when (1) redeemed or (2) purchased. The CDSC will also apply to any redemption during the CDSC period of shares of another Mentor fund acquired through exchange of shares purchased through this special offer.

      Mentor Distributors will pay the selling broker a commission of 2.25% of the offering price on sales of Class A shares of the Portfolios during the Offering Period that, absent the special offer, would have been subject to a front-end sales charge. The 2.25% commission will not apply to sales that would have been at net asset value absent the special offer. Normal commission rates will apply to such sales. The CDSC will not apply to shares purchased without the payment of the 2.25% commission. Such shares will be subject to the CDSC otherwise applicable, if any.

      Class A shares of the Portfolios purchased during the Offering Period on which the 2.25% commission is paid may not be exchanged for shares of any other Mentor fund for six months after the date of purchase.

      The Offering Period will terminate prior to August 17, 1999 if aggregate sales of Class A shares of the Portfolios and the Evergreen Funds reach approximately $100,000,000. Mentor Distributors reserves the right to extend this offer beyond the Offering Period or beyond the time when such aggregate sales exceed $100,000,000.

July 1, 1999



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